SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) AUGUST 20, 1998

             The Money Store Trust 1998-B and the Originators as listed below under a Pooling and Servicing Agreement dated as of July 31, 1998, providing for the issuance of The Money Store Asset Backed Certificates, Series 1998-B.

                          The Money Store Trust 1998-B
                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         THE MONEY STORE/MINNESOTA INC.
             (Exact name of registrant as specified in its charter)

         *                          333-32775                    *
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation)                     File Number)              ID Number)

               707 THIRD STREET, WEST SACRAMENTO, CALIFORNIA 95605 (Address of principal executive offices) (Zip Code)

Registrant's Telephone Number,
including area code:                                      (916) 617-1000

                            N/A
(Former name or former address, if changed since last report)

* See Schedule A attached hereto.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

(c)      EXHIBITS

         EXHIBIT NO.

1.1 Underwriting Agreement, dated August 7, 1998, among The Money Store Inc., the Originators and the various Underwriters named therein.

1.2 Pricing Agreement, dated August 17, 1998, among The Money Store Inc., the Originators and the various Underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of July 31, 1998, among The Money Store Inc., the Originators, The Bank of New York, as Co-Trustee and Norwest Bank Minnesota, National Association, as Co-Trustee.

                                   Schedule A

                                       State of                IRS Employer
Registrant                             Incorporation           ID Number

TMS Mortgage Inc.                      New Jersey              22-3217781
The Money Store/D.C. Inc.              D.C.                    22-2133027
The Money Store/Kentucky Inc.          Kentucky                22-2459832
The Money Store Home Equity Corp.      Kentucky                22-2522232
The Money Store/Minnesota Inc.         Minnesota               22-3003495

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TMS MORTGAGE INC.
                                         THE MONEY STORE/D.C. INC.
                                         THE MONEY STORE/KENTUCKY INC.
                                         THE MONEY STORE HOME EQUITY CORP.
                                         THE MONEY STORE/MINNESOTA INC.


                                         By:  /S/ MICHAEL H. BENOFF
                                         Name:  Michael H. Benoff
                                         Title: Senior Vice President


Dated:  September 3, 1998

                                  EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF EXHIBITS

1.1          Underwriting Agreement, dated August 7, 1998, among
             The Money Store Inc., the Originators and the various Underwriters named therein.

1.2          Pricing Agreement, dated August 17, 1998, among The
             Money Store Inc., the Originators and the various
             Underwriters named therein.

4.1 Pooling and Servicing Agreement, dated as of July 31, 1998, among The Money Store Inc., the Originators and The Bank of New York, as Trustee.